Exhibit 99.1

Dril-Quip, Inc.

Howard Weil Energy Conference

April 6, 2005

Statements contained herein relating to future operations and financial results that are forward looking statements are based upon certain assumptions and analyses made by the management of the Company in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. These statements are subject to risks beyond the Company’s control, including, but not limited to, the volatility of oil and natural gas prices and cyclicality of the oil and gas industry, the Company’s international operations, operating risks, and other factors detailed in the Company’s public filings with the Securities and Exchange Commission. Investors are cautioned that any such statements are not guarantees of future performance and actual outcomes may vary materially from those indicated.

PREPARED FOR AN UP-MARKET

Organization

LARRY REIMERT

Co-Chairman

Engineering

Product Development

Finance

JERRY BROOKS

CFO

GARY SMITH

Co-Chairman

Sales

Service

Administration

MIKE WALKER

Co-Chairman

Manufacturing

Facilities

Purchasing

Exceptional Growth

WORLDWIDE OFFSHORE MOBILE RIG COUNT

700 600 500 400 300 200 100

84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04

DRQ REVENUE

(Millions) $250 $200 $150 $100 $50 $0

Source: Offshore Rig Locator

Rigs

DRQ Revenue

Growth Strategy

Internal Product Development

Vertically Integrated Manufacturing

Expand to Major Offshore Areas

Production and Applications

Semi-Submersible

Jack-Up Drilling Rig

Dynamically Positioned Drill Ship

Tension Leg Platform

SPAR

Drilling and Production Platform

FPSO

Vertically Integrated Manufacturing Process

Purchase Raw Materials

Forge

Heat Treat

Rough Machine

Finishing Operations Houston

Finishing Operations Aberdeen

Finishing Operations Singapore

Benefits of Vertical Integration

Ability to control:

Quality

Deliveries

Lower cost

Especially significant in a growing market

Forge & Heat Treat Facility

Strong International Presence

Dril-Quip Manufacturing, sales and service

Dril-Quip sales and service

Dril-Quip sales representatives

Financial Summary

March 29, 2005

52 Week Range $37.66—14.75

Average Daily Volume 101,000

Shares Outstanding 17,440,000

Institutional Ownership 37%

Insider Ownership 58%

Equity Market Cap (MM) $540

Debt to Equity 13%

Revenue (2004) (MM) $222

Revenue

(Millions)

$250 $200 $150 $100 $50 $0

156 164 203 216 219 222

1999 2000 2001 2002 2003 2004

Year

Net Income

(Millions)

$20 $15 $10 $5 $0

11.8 11.0 12.2 8.7 9.0 12.5

1999 2000 2001 2002 2003 2004

Year

Backlog History

(Millions)

$140 $120 1$00 $80 $60 $40 $20 $0

81 93 120 95 64 127

1999 2000 2001 2002 2003 2004

As of December 31

Condensed Consolidated Statements of Income

12 Months ended Dec 31,

(Millions)

2003 2004

Revenues $219 $222

Cost and Expenses:

Cost of sales 72.0% 158 69.2% 153

S,G&A expenses 29 33

Engineering expenses 17 17

Special items 1 -

205 203

Operating Income 6.6% $14 8.3% $19

Condensed Consolidated Balance Sheets

(Millions) Dec. 31, 2003 Dec. 31, 2004

Assets

Current assets $171 $190

Property, plant and equipment, net 107 113

Total assets $278 $303

Liabilities and Stockholders’ Equity

Current liabilities $35 $52

Long-term debt 38 28

Deferred taxes 5 7

Total liabilities 78 87

Stockholders’ equity 200 216

$278 $303

Financial Statement Highlights

Strong Balance Sheet

Long-term debt reduced from $38 million @ Dec. 31, 2003 to $28 million @ Dec. 31, 2004

Debt-to-equity ratio has improved from 19% to 13% over the same period

Improving Income Statement Results

Increased operating income as cost of sales has decreased from 72.0% in 2003 to 69.2% in 2004

Facility Growth 1997 to 2005

Location 1997 Sq. Ft. 2005 Sq. Ft.

(000) (000)

Houston 467 1,040

Aberdeen 120 152

Singapore 13 53

Brazil 0 35

Total 600 1,280

Eldridge Facility 1997

Eldridge Facility 2004

Increased Number of Machines For Manufacturing

Year Average Number of Machines Increase Over 1997

1997 88 -

2000 137 56%

2003 176 100%

2004 190 116%

Current Manufacturing Capacity

In 1997 and 1998 Dril-Quip was capacity constrained and we produced $1.7 million of revenue per each machine available.

As of December 31, 2004, we have 190 machines and therefore we believe that our capacity is at least $330 million in revenue.

Houston Finish Machine Shop

Final Assembly

Product Development Strategy

Maintain 30%+ Market Share and #1 or #2 Market Position in Established Products

Increase 10%+ Market Share in Growth Products

Develop and Market New Products

Established Products

Used In

Expl. Prod.

Specialty Casing Connectors

Mudline Suspension Systems

Subsea Wellhead Systems

Subsea Wellhead Connectors

TLP and SPAR Well Systems

Deepwater Subsea Wellhead

Systems

Growth Products

Used In

Expl. Prod.

Subsea Production Trees

Production Risers

Platform Wellheads

Platform Production Trees

New Products

Used In

Expl. Prod.

Liner Hangers

Subsea Control Systems

Subsea Manifolds

New Products: Liner Hangers

Installed 10 Hangers, 11 Hangers on order – bidding on numerous additional projects

New Products: Subsea Control Systems

Received orders for 2 Control Systems with a total of 4 Control Pods – bidding on numerous additional projects

New Products: Subsea Manifolds

Received order for multi-well manifold –bidding on numerous additional projects

Market Opportunities

Approximate DRQ Market Share (2004) Estimated Minimum Market Size

(Millions)

Established Products 30% $ 500

Growth Products 10% $ 600

New Products 0% $ 1,200

Active Rig Count vs. Dril-Quip Backlog

Active Offshore Mobil Rig Count

505 490

475 460 445 430

415 400

DRQ Backlog

(Millions) $190 $170

$150 $130

$110 $90

$70

$50

Dec Mar Jun Sep Dec Mar 2003 2004 2004 2004 2004 2005

Source: Offshore Rig Locator

Active Rig Count

Ending Backlog

Worldwide Subsea Tree Forecast 2005 to 2009

Units

450 425 400 375 350 325

2006 2007 2008 2009

Source: Quest Offshore Resources, Inc. – (normalized case)

Worldwide Floating Production Units Forecast

FPS, FPSO, TLP and SPAR

Units

40 35 30 25 20 15 10

2005 2006 2007 2008 2009

Source: Quest Offshore Resources, Inc. – (normalized case)

Prepared for an Up-Market

Strong Balance Sheet

Vertical Integration reduces delivery time and cost

Now bidding on large integrated offshore field development projects

Prepared for an Up-Market

New Products are ready for market

Available Manufacturing Capacity

Improving Margins

Up-Market could allow price increases